Servicer's Certificate
                            (Pursuant to Section 3.9
                          of the Pooling and Servicing
                         Agreement, dated March 1, 1996)



                           Banc One Auto Trust 1996-A



                        Interest Period May 15, 1997 through June 13, 1997

                        Collection Period May 1, 1997 through May 31, 1997




The undersigned officer of Bank One, Texas N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.



Signed by:   /s/ Jeff Stewart          Attested:    /s/ Chris Klimko
             ---------------------                  ----------------------
             Jeff Stewart                           Secretary
             Vice President                         Bank One, Texas, N.A.
             Bank One, Texas, N.A.

A. ORIGINAL DEAL PARAMETER INPUTS
   ------------------------------
(A) Total Receivable Balance                                                                            537,526,728.62
(B) Total Certificate Balance                                                                           537,526,728.62
(C) Class A Certificates
    (i)   Class A Percentage                                                                                     95.50%
    (ii)  Original Class A Principal Balance                                                            513,340,000.00
    (iii) Class A Pass-Through Rate                                                                               6.10%
(D) Class B Certificates
    (i)   Class B Percentage                                                                                      4.50%
    (ii)  Original Class B Principal Balance                                                             24,186,728.62
    (iii) Class B Pass-Through Rate                                                                               6.25%
(E) Servicing Fee Rate (per annum)                                                                                1.00%
(F) Weighted Average Coupon (WAC)                                                                                11.649%
(G) Weighted Average Original Maturity (WAOM)                                                                     59.75 months
(H) Weighted Average Remaining Maturity (WAM)                                                                     50.62 months
(I) Number of Receivables                                                                                        41,508
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                                 1.75%
    (ii)  Reserve Fund Initial Deposit                                                                     9,406,717.75
    (iii) Specified Reserve Balance:
          (a)  On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                               1.50%
          (c) Percent of Remaining Certificate Balance                                                             4.00%
          (d) Trigger Percent of Remaining Certificate Balance                                                     9.00%



B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
   ---------------------------------------------
(A) Total Receivable Balance                                                                             286,038,007.13
(B) Total Certificate Balance                                                                            286,038,007.13
(C) Total Certificate Pool Factor                                                                             0.5321373
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                                     273,167,347.35
    (ii) Class A Certificate Pool Factor                                                                      0.5321373
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                                      12,870,659.78
    (ii) Class B Certificate Pool Factor                                                                      0.5321373
(F) Reserve Fund Balance                                                                                  25,743,420.64
(G) Cumulative Net Losses for All Prior Periods                                                           13,581,667.78
(H) Charge-off Rate for Second Preceding Period                                                                    2.90%
(I) Charge-off Rate for Preceding Period                                                                           3.24%
(J) Delinquency Percentage for Second Preceding Period                                                             1.08%
(K) Delinquency Percentage for Preceding Period                                                                    0.98%
(L) Weighted Average Coupon (WAC)                                                                                11.540%
(M) Weighted Average Remaining Maturity (WAM)                                                                     39.26 months
(N) Number of Receivables                                                                                        28,408

C. INPUTS FROM THE MAINFRAME
   -------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                           13,420,903.34
    (ii)  Prepayments in Full                                                                                      0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                           0.00
    (iv)  Other Refunds Related to Principal                                                                       0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                             2,729,228.38
    (ii)  Repurchased Loan Proceeds Related to Interest                                                            0.00
(C) Weighted Average Coupon (WAC)                                                                                 11.53%
(D) Weighted Average Remaining Maturity (WAM)                                                                     38.46 months
(E) Remaining Number of Receivables                                                                              27,291


(F) Delinquent Receivables                                     Dollar Amount                                   #  Units
                                                               --------------                                  --------
    (i)   30-59 Days Delinquent                                     6,671,413               2.45%                   666
    (ii)  60-89 Days Delinquent                                     1,554,382               0.57%                   139
    (iii) 90 Days or More Delinquent                                  955,442               0.35%                    95



D. INPUTS DERIVED FROM OTHER SOURCES
   ---------------------------------
(A) Reserve Fund Investment Income                                                                           115,398.51
(B) Collection Account Investment Income                                                                       4,771.73
(C) Realized Losses for Collection Period:
     (i)   Charge-offs for current Collection Period - Principal                                             851,395.45
     (ii)  Realized Losses for Collection Period (C)(i)-(D)(i)                                               839,353.44
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                           12,042.01
    (ii)  Liquidation Proceeds Related to Interest                                                                 0.00
    (iii) Recoveries from Prior Month Charge Offs                                                            206,426.70



E. COLLECTIONS
   -----------
Interest Collections:
(A) Interest Payments Received                                                                            2,729,228.38
(B) Liquidation Proceeds Related to Interest                                                                      0.00
(C) Repurchased Loan Proceeds                                                                                     0.00
(D) Recoveries from Prior Month Charge Offs                                                                 206,426.70
                                                                                                         -------------
(E) Interest Collections                                                                                  2,935,655.08

Principal Collections:
(F) Principal Payments Received                                                                          13,420,903.34
(G) Liquidation Proceeds Related to Principal                                                                12,042.01
(H) Other Refunds Related to Principal                                                                            0.00
                                                                                                         -------------
(I) Principal Collections                                                                               $13,432,945.35

(J) Total Collections                                                                                   $16,368,600.43


F. DISTRIBUTABLE AMOUNTS
   ---------------------
(A) Servicing Fee:
    (i)   Servicing Fee                                                                                    $238,365.01
    (ii)  Prior Collection Period unpaid Servicing Fees                                                           0.00
                                                                                                        --------------
    (iii) Total Servicing Fee                                                                              $238,365.01

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                                       $1,388,600.68
    (ii)  Class A prior period Interest Carryover Shortfall                                                       0.00
                                                                                                        --------------
    (iii) Class A Interest Distribution                                                                  $1,388,600.68
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                                          $67,034.69
    (ii)  Class B prior period Interest Carryover Shortfall                                                       0.00
                                                                                                        --------------
    (iii) Class B Interest Distribution                                                                     $67,034.69

(D) Total Certificate Interest Distribution                                                              $1,455,635.37
(E) Total Certificate Interest Distribution plus Total Servicing Fee                                     $1,694,000.37


F. DISTRIBUTABLE AMOUNTS
   ---------------------
Principal:
(F) Principal Collections                                                                               $13,432,945.35
(G) Realized Losses                                                                                         839,353.44
                                                                                                        --------------
(H) Total Monthly Principal                                                                             $14,272,298.79

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                                      13,630,097.76
    (ii)  Class A prior period Principal Carryover Shortfall                                                      0.00
                                                                                                        --------------
    (iii) Class A Principal Distribution                                                                13,630,097.76
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                                         642,201.03
    (ii)  Class B prior period Principal Carryover Shortfall                                                      0.00
                                                                                                        --------------
    (iii) Class B Principal Distribution                                                                    642,201.03

(K) Total Principal Distribution                                                                         14,272,298.79

(L) Total Interest and Principal Distribution Amounts                                                    15,966,299.16
       plus Servicing Fee



G. DISTRIBUTIONS
   -------------
(A) Total Interest Collections available to be distributed                                                2,935,655.08
(B)  Class B Percentage of Principal Collections                                                            604,433.21
(C) Servicing Fee :
    (i)   Total Servicing Fee                                                                               238,365.01
    (ii)  Servicing Fee paid                                                                                238,365.01
                                                                                                          ------------
    (iii)  Unpaid Servicing Fee                                                                                   0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                       2,697,290.07
Interest:
(E) Class A Certificates
    (i)   Class A Interest Distribution                                                                   1,388,600.68
    (ii)  Class A Interest Distribution paid from Interest Collections after Servicing Fee                1,388,600.68
    (iii) Total Interest Collections available after Class A Interest Distribution paid                   1,308,689.39
    (iv)  Class A Interest Distribution remaining to be paid                                                      0.00
    (v)   Class A Interest Distribution paid from Class B Percentage of Principal Collections                     0.00
    (vi)  Class A Interest Distribution remaining to be paid                                                      0.00
    (vii) Class A Interest Distribution paid from Reserve Fund                                                    0.00
    (viii)Class A Interest Carryover Shortfall                                                                    0.00
    (ix)  Class A Interest Distribution paid                                                              1,388,600.68

(F) Class B Certificates
    (i)   Class B Interest Distribution                                                                      67,034.69
    (ii)  Class B Interest Distribution paid from Interest Collections after Class A Interest
          Distribution                                                                                       67,034.69
    (iii) Total Interest Collections available after Class B Interest Distribution paid                   1,241,654.71
    (iv)  Class B Interest Distribution remaining to be paid                                                      0.00
    (v)   Class B Interest Distribution paid from Reserve Fund                                                    0.00
    (vi)  Class B Interest Carryover Shortfall                                                                    0.00
    (vii) Class B Interest Distribution paid                                                                 67,034.69

(G) Total Interest Paid                                                                                   1,455,635.37
(H) Total Interest and Servicing Fee Paid                                                                 1,694,000.37
(I) Total Interest Collections available after Servicing Fee and Class A and Class B Interest
    Distribution paid                                                                                     1,241,654.71

Total Collections available to be distributed:
(J) Total Principal Collections                                                                          13,432,945.35
(K) Excess Interest                                                                                       1,241,654.71
(L)  Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution                  0.00
(M) Total Collections available to be distributed as principal                                           14,674,600.06

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                                 13,630,097.76
    (ii)  Class A Principal Distribution paid from total Collections available to be distributed         13,630,097.76
    (iii) Total Collections available after Class A Principal Distribution paid                           1,044,502.29
    (iv)  Class A Principal Distribution remaining to be paid                                                     0.00
    (v)   Class A Principal Distribution paid from Reserve Fund                                                   0.00
    (vi)  Class A Principal Carryover Shortfall                                                                   0.00
    (vii) Total Class A Principal Distribution paid                                                      13,630,097.76

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                                    642,201.03
    (ii)  Class B Principal Distribution paid from total Collections available to be distributed            642,201.03
    (iii) Total Collections available after Class B Principal Distribution paid                             402,301.27
    (iv)  Class B Principal Distribution remaining to be paid                                                     0.00
    (v)   Class B Principal Distribution paid from Reserve Fund                                                   0.00
    (vi)  Class B Principal Carryover Shortfall                                                                   0.00
    (vii) Total Class B Principal Distribution paid                                                         642,201.03

(P)  Total Excess Cash to the Reserve Fund                                                                  402,301.27


K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
   -------------------------------------------------------
(A) Charge-off Rate
    (i)  Second Preceding Collection Period                                                                       2.90%
    (ii) Preceding Collection Period                                                                              3.24%
    (iii)Current Collection Period                                                                                2.72%
    (iv) Three Month Average (Avg(i,ii,iii))                                                                      2.95%

(B) Delinquency Percentages
    (i)  Second Preceding Collection Period                                                                       1.08%
    (ii) Preceding Collection Period                                                                              0.98%
    (iii)Current Collection Period                                                                                0.92%
    (iv) Three Month Average (Avg(i,ii,iii))                                                                      0.99%

(C) Loss and Delinquency Trigger Indicator                                                           Trigger was hit


H. POOL BALANCE AND PORTFOLIO INFORMATION
   --------------------------------------
                                                                   Beginning                           End
                                                                   of Period                        of Period
                                                               ------------------               -----------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                      $286,038,007.13                 $271,765,708.34
    (ii)   Aggregate Certificate Pool Factor                            0.5321373                       0.5055855
    (iii)  Class A Principal Balance                               273,167,347.35                  259,537,249.59
    (iv)   Class A Pool Factor                                          0.5321373                       0.5055855
    (v)    Class B Principal Balance                                12,870,659.78                   12,228,458.75
    (vi)   Class B Pool Factor                                          0.5321373                       0.5055855

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                     11.54%                          11.53%
    (ii)  Weighted Average Remaining Maturity (WAM)                         39.26 months                    38.46 months
    (iii) Remaining Number of Receivables                                  28,408                          27,291
    (iv)  Pool Balance                                            $286,038,007.13                 $271,765,708.34



I. RECONCILIATION OF RESERVE ACCOUNT
   ---------------------------------
(A) Beginning Reserve Account Balance                                                               25,743,420.64
(B) Less: Draw to pay Class A Interest Distribution                                                          0.00
(C) Reserve Account Balance after draw                                                              25,743,420.64
(D) Less: Draw to pay Class B Interest Distribution                                                          0.00
(E) Reserve Account Balance after draw                                                              25,743,420.64
(F) Less: Draw to pay Class A Principal Distribution                                                         0.00
(G) Reserve Account Balance after draw                                                              25,743,420.64
(H) Less: Draw to pay Class B Principal Distribution                                                         0.00
(I) Reserve Account Balance after draw                                                              25,743,420.64
(J) Total excess Collections deposited in the Reserve Fund                                             402,301.27
(K) Reserve Fund Balance                                                                            26,145,721.91
(L) Specified Reserve Account Balance                                                               24,458,913.75
(M) Reserve Account Release to Seller                                                                1,686,808.15
                                                                                                  ---------------
(N) Ending Reserve Account Balance                                                                  24,458,913.75
                                                                                                  ===============

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
   -----------------------------------------
(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                      $12,042.01
    (ii)  Liquidation Proceeds Related to Interest                                                                             0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                                  206,426.70
(B) Realized Losses for Collection Period                                                                                839,353.44
(C) Charge-off Rate for Collection Period (annualized)                                                                         2.72%
(D) Cumulative Aggregate Net Losses for all Periods                                                                   14,214,594.52
(E) Delinquent Receivables
                                                                Dollar Amount                        #  Units
                                                                -------------                        --------
    (i)   30-59 Days Delinquent                                      6,671,413          2.45%             666
    (ii)  60-89 Days Delinquent                                      1,554,382          0.57%             139
    (iii) 90 Days or More Delinquent                                   955,442          0.35%              95



L.  STATEMENT TO CERTIFICATEHOLDERS
    -------------------------------                                                                                Per $1,000 of
                                                                                                                Original Principal
(A)  Amount of distribution allocable to principal:                                         Dollars ($)               Balance
                                                                                          ----------------      ------------------
    (i)    Class A Certificates                                                              13,630,097.76              26.5517937
    (ii)   Class B Certificates                                                                 642,201.03              26.5517937

                                                                                                                   Per $1,000 of
                                                                                                                Original Principal
(B)  Amount of distribution allocable to interest:                                          Dollars ($)              Balance
                                                                                          -----------------     ------------------
    (i)    Class A Certificates                                                               1,388,600.68               2.7050311
    (ii)   Class B Certificates                                                                  67,034.69               2.7715483

(C)  Pool Balance as of the close of business on the last day of
     the Collection Period                                                                 $271,765,708.34
                                                                                         -----------------


                                                                                                                   Per $1,000 of
(D)  Amount of the Servicing Fee paid to the Servicer with respect to the                                       Original Principal
     related Collection Period                                                              Dollars ($)              Balance
                                                                                           -----------------    ------------------
    (i)     Total Servicing Fee                                                                 238,365.01
    (ii)    Class A Percentage of the Servicing Fee                                             227,639.46               0.4434477
    (ii)    Class B Percentage of the Servicing Fee                                              10,725.55               0.4434477

                                                                                                                   Per $1,000 of
                                                                                                                Original Principal
                                                                                            Dollars ($)              Balance
                                                                                           -----------------   -------------------
(E) (i)    Class A Interest Carryover Shortfall                                                       0.00               0.0000000
    (ii)   Class A Principal Carryover Shortfall                                                      0.00               0.0000000
    (iii)  Class B Interest Carryover Shortfall                                                       0.00               0.0000000
    (iv)   Class B Principal Carryover Shortfall                                                      0.00               0.0000000

    Change with respect to immediately preceding Distribution Date:
    (v)    Class A Interest Carryover Shortfall                                                       0.00               0.0000000
    (vi)   Class A Principal Carryover Shortfall                                                      0.00               0.0000000
    (vii)  Class B Interest Carryover Shortfall                                                       0.00               0.0000000
    (viii) Class B Principal Carryover Shortfall                                                      0.00               0.0000000

(F)  Pool factors for each class of certificates, after giving effect to all
     payments allocated to principal                                                                               Pool Factor
                                                                                                               -------------------
    (i)    Class A Pool Factor                                                                                           0.5055855
    (ii)   Class B Pool Factor                                                                                           0.5055855

(G)  Amount of the aggregate Realized Losses, if any, for such Collection Period ($)           $839,353.44
                                                                                           ---------------

(H) Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the preceding
    Collection Period                                                                        $2,509,824.04

(I) Amount on deposit in the Reserve Fund on such Distribution Date, after
    giving effect to distributions made on such Distribution Date                           $24,458,913.75
                                                                                           ---------------


(J)  Aggregate outstanding principal balances for each class of certificates, after
     giving effect to all payments allocated to principal                                                        Principal Balance
                                                                                                             ---------------------
    (i)    Class A Principal Balance                                                                                259,537,249.59
    (ii)   Class B Principal Balance                                                                                 12,228,458.75

(K)  Amount otherwise distributable to the Class B Certificateholders that
     is being distributed to the Class A Certificateholders on such                                  $0.00
     Distribution Date

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or
     purchased by the Servicer with respect to the Related Collection Period ($)                     $0.00
                                                                                            --------------


M. INSTRUCTIONS TO THE TRUSTEE
   ---------------------------
On the Distribution Date, make the following deposits and distributions:


(A) Withdraw from the Collection Account and distribute to the Servicer:
    (i)   Servicing Fee                                                               $238,365.01
    (ii)  Servicing Fees retained by the Seller                                        238,365.01
                                                                                    -------------
    (iii) Servicing Fees to be distributed to the Seller on the Distribution
          Date (i-ii)                                                                                          $0.00
                                                                                                          ----------

(B) Withdraw from the Collection Account and deposit in the Class A
    Distribution Account:
    (i)  for the Class A Interest Distribution                                      $1,388,600.68
    (ii) for the Class A Principal Distribution                                     13,630,097.76
                                                                                   --------------
    (iii)Total (i+ii)                                                                                 $15,018,698.44
                                                                                                      --------------

(C) Withdraw from the Collection Account and deposit in the Class B Distribution
    Account:
    (i)  for the Class B Interest Distribution                                         $67,034.69
    (ii) for the Class B Principal Distribution                                        642,201.03
                                                                                    -------------
    (iii)Total (i+ii)                                                                                    $709,235.71
                                                                                                      --------------

(D) Withdraw excess Collections from the Collection Account and deposit in the
    Reserve Fund                                                                                         $402,301.27
                                                                                                      --------------

(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
    Account:
    (i)  Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage of Principal
         Collections                                                                                           $0.00
    (ii) Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution and the Class
         B Interest Distribution                                                                                0.00
                                                                                                     ---------------
    (iii)Total                                                                                                                $0.00
                                                                                                                      -------------

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
    Account:
    (i)  Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution
         of the Class A Interest Distribution                                                                  $0.00
    (ii) Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections
         and Interest Collections remaining after the distribution of the Class
         A Interest Distribution, the Class B Interest Distribution, and the
         Class A Principal Distribution                                                                         0.00
                                                                                                   -----------------
    (iii)Total                                                                                                                $0.00
                                                                                                                      -------------
